                                                                    Exhibit 24.1

                        Joint Filer Information Statement

Names:                 (i)    Elaine R. Guilfoyle
                       (ii)   the Joseph W. Craft III 2006 Irrevocable Trust
                              FBO Joseph W. Craft IV dated February 27, 2006
                       (iii)  the Joseph W. Craft III 2006 Irrevocable Trust
                              FBO Caroline B. Fiddes dated February 27, 2006
                       (iv)   the Joseph W. Craft III 2006 Irrevocable Trust
                              FBO Ryan E. Craft dated February 27, 2006
                       (v)    the Joseph W. Craft III 2006 Irrevocable Trust
                              FBO Kyle O. Craft dated February 27, 2006
                       (vi)   the Joseph W. Craft III Grantor Retained Annuity
                              Trust FBO Joseph W. Craft IV U/A Dated February
                              27, 2006
                       (vii)  the Joseph W. Craft III Grantor Retained
                              Annuity Trust FBO Caroline B. Fiddes U/A Dated
                              February 27, 2006
                       (viii) the Joseph W. Craft III Grantor Retained
                              Annuity Trust FBO Ryan E. Craft U/A Dated
                              February 27, 2006
                        (ix)  the Joseph W. Craft III Grantor Retained Annuity
                              Trust FBO Kyle O. Craft U/A Dated February 27,
                              2006

Address:                 Mary Catherine Huigens
                         c/o Bank of Oklahoma
                         BOK Place @ Southern Hills
                         5727 S. Lewis
                         Suite 800
                         Tulsa, OK 74105

Designated Filer:        Mary Catherine Huigens

Issuer and Ticker
Symbol:                  Alliance Holdings GP, L.P. (AHGP)

Date of Event Requiring
Statement:               March 20, 2008

The undersigned, (i) Elaine R. Guilfoyle, (ii) the Joseph W. Craft III 2006
Irrevocable Trust FBO Joseph W. Craft IV dated February 27, 2006, (iii) the
Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated February
27, 2006, (iv) the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft
dated February 27, 2006, (v) the Joseph W. Craft III 2006 Irrevocable Trust FBO
Kyle O. Craft dated February 27, 2006, (vi) the Joseph W. Craft III Grantor
Retained Annuity Trust FBO Joseph W. Craft IV U/A Dated February 27, 2006, (vii)
the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B. Fiddes
U/A Dated February 27, 2006, (viii) the Joseph W. Craft III Grantor Retained
Annuity Trust FBO Ryan E. Craft U/A Dated February 27, 2006, and (ix) the Joseph
W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft U/A Dated February
27, 2006, are jointly filing the attached Initial Statement of Beneficial
Ownership on Form 3 with Mary Catherine Huigens with respect to the beneficial ownership of securities of Alliance Holdings GP, L.P.

Signatures:

/s/ Elaine R. Guilfoyle
by Megan Cordle, pursuant to power of attorney
dated August 8, 2008

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Joseph W. Craft IV dated
February 27, 2006,
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney
dated August 8, 2008 and August 11, 2008

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Caroline B. Fiddes dated
February 27, 2006,
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney
dated August 8, 2008 and August 11, 2008

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Ryan E. Craft dated
February 27, 2006,
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney
dated August 8, 2008 and August 11, 2008

/s/ the Joseph W. Craft III 2006 Irrevocable Trust FBO Kyle O. Craft dated
February 27, 2006,
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney
dated August 8, 2008 and August 11, 2008

/s/ the Joseph W. Craft III Grantor Retained Annuity Trust FBO Joseph W. Craft
IV U/A Dated February 27, 2006
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney
dated December 11, 2008

/s/ the Joseph W. Craft III Grantor Retained Annuity Trust FBO Caroline B.
Fiddes U/A Dated February 27, 2006
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney
dated December 11, 2008

/s/ the Joseph W. Craft III Grantor Retained Annuity Trust FBO Ryan E. Craft
U/A Dated February 27, 2006
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney
dated December 11, 2008

/s/ the Joseph W. Craft III Grantor Retained Annuity Trust FBO Kyle O. Craft
U/A Dated February 27, 2006
Mary Catherine Huigens and Elaine R. Guilfoyle, as Co-Trustees,
by Megan Cordle, pursuant to powers of attorney dated December
11, 2008